UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): August 19, 2025

SHARPLINK GAMING, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41962	87-4752260
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55402

(Address of Principal Executive Offices) (Zip Code)

612-293-0619

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 per share	SBET	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on May 30, 2025, SharpLink Gaming, Inc. (the “Company”) entered into a Sales Agreement with A.G.P./Alliance Global Partners (“A.G.P.”) as sales agent for the Company’s “at the market offering” program, as amended on July 17, 2025. On August 19, 2025, the Company entered into an Amended and Restated Sales Agreement (the “Amended and Restated Sales Agreement”) by and among the Company, A.G.P., Canaccord Genuity LLC (“Canaccord Genuity”), SG Americas Securities, LLC (“SOCIETE GENERALE”), B. Riley Securities, Inc. (“B. Riley”), and Citizens JMP Securities, LLC (“Citizens”) to add Canaccord Genuity, SOCIETE GENERALE, B. Riley, and Citizens as additional sales agents (together, the “Sales Agents”) and to make certain conforming changes.

The representations, warranties and covenants contained in the Amended and Restated Sales Agreement were made solely for the benefit of the parties to the Amended and Restated Sales Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Amended and Restated Sales Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Amended and Restated Sales Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the U.S. Securities and Exchange Commission.

The foregoing description of the Amended and Restated Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Sales Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Sales Agreement, dated August 19, 2025, by and among SharpLink Gaming, Inc., A.G.P./Alliance Global Partners, Canaccord Genuity LLC, SG Americas Securities, LLC, B. Riley Securities, Inc., and Citizens JMP Securities, LLC.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPLINK GAMING, INC.

	By:	/s/ Rob Phythian
	Name:	Rob Phythian
	Title:	Co-Chief Executive Officer
Dated: August 20, 2025